Revenues	6 Months Ended
Jun. 30, 2024
Revenue from Contract with Customer [Abstract]
Revenues
Note 10. Revenues
The Company provides investment management services to the Fund, a related party. The Company earns revenue from the management fees generated by the Fund it manages. Management fee revenue is affected by economic factors related to the asset class composition of the holdings and the contractual terms such as the basis for calculating the management fees and investors’ ability to redeem. The Company also provides management services to AeroFlexx. Management fees from the Fund were $789 for the years ended December 31, 2023 and 2022 Management fees from AeroFlexx were $103 and $— for the years ended December 31, 2023 and 2022, respectively. The Company did not recognize any carried interest allocation for the years ended December 31, 2023 and 2022, as the amounts were probable of significant reversal given the amount of consideration is highly susceptible to factors outside the Company's influence. Cumulative carried interest allocation amounts are subject to restraint and as such are not yet recognized were $5,880 and $6,513 for the years ended December 31, 2023 and 2022, respectively.
For the year ended December 31, 2023, two customers accounted for 70.6% (related party) and 20.1% of the Company’s total revenue. For the year ended December 31, 2022, two customers accounted for 83.8% (related party) and 16.2% of the Company’s total revenue. All the Company’s revenue and customers are located within the United States.
There was no revenue from the sale of products as the technology segment is pre-revenue currently.